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                                                                    EXHIBIT 10.5


                             3PEA TECHNOLOGIES, INC.
                  (A Nevada corporation licensed in California)
                           361 Van Ness Way, Suite 303
                           Torrance, California 90501


For value received, consisting of check number 82224 drawn on the bank of Bank of America from the account of Van Wynbergen Survivor's Trust in the amount of $2,000 on August 7, 2004, 3PEA Technologies, Inc. hereby promises to pay to Lionel Van Wynbergen on order at 5315 Silver Mist Court, Suite 101 Las Vegas, NV 89155 the principal sum of Two Thousand Dollars ($2,000.00) plus interest calculated at 6% annually of Thirty Dollars ($2,030.00) on or before November 8, 2004. In the event this loan is delinquent beyond November 8, 2004. Interest thereafter will accrue at an annual rate 6% of principal calculated daily.

3PEA TECHNOLOGIES, INC.


BY:               SIGNED               BY:      SIGNED
     -----------------------------         -------------------------------

NAME: MARK R. NEWCOMER                 NAME: LIONEL VAN WYNBERGEN
     -----------------------------           -----------------------------

TITLE: CEO                             TITLE: INDIVIDUAL
     -----------------------------           -----------------------------
DATE: AUGUST 07, 2004                  DATE: AUGUST 07, 2004
     -----------------------------           -----------------------------



AS GUARANTOR

BY:
   -------------------------------

NAME: MIKE R. DUVALL & COMPANY, CPA
     -----------------------------

TITLE: CFO
     -----------------------------

DATE: AUGUST 07, 2004
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